EXHIBIT 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF RICHARD H. BACHMANN, CHIEF EXECUTIVE OFFICER

OF DEP HOLDINGS, LLC, THE GENERAL PARTNER OF

DUNCAN ENERGY PARTNERS L.P.

In connection with this annual report of Duncan Energy Partners L.P. on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard H. Bachmann, Chief Executive Officer of DEP Holdings, LLC, the general partner of Duncan Energy Partners L.P., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

___/s/ Richard H. Bachmann_________________________________

Name:	Richard H. Bachmann
Title:	Chief Executive Officer of DEP Holdings, LLC
on behalf of Duncan Energy Partners L.P.

Date:	April 2, 2007